ROYALTY INTERESTS	12 Months Ended
Dec. 31, 2018
Statements Line Items
ROYALTY INTEREST [Text Block]

10. ROYALTY INTERESTS

Changes in royalty interest for the years ended December 31, 2018, 2017 and 2016:

Balance as at December 31, 2015	$28,798,980
Adjusted for:
Acquisition	145,000
Depletion	(2,163,221)
Cumulative translation adjustments	(949,607)
Balance as at December 31, 2016	$25,831,152
Adjusted for:
Depletion	(2,282,276)
Cumulative translation adjustments	(1,605,133)
Balance as at December 31, 2017	$21,943,743
Adjusted for:
Depletion	(1,732,270)
Impairment of royalty interest	(7,256,340)
Cumulative translation adjustments	1,391,270
Balance as at December 31, 2018	$14,346,403

Carlin Trend Royalty Claim Block

The Company holds an interest in the Carlin Trend Royalty Claim Block in Nevada which includes the following royalty properties:

-	Leeville Mine: Located in Eureka County, Nevada, the Company is receiving a continuing 1% gross smelter return royalty (“GSRR”).

-	East Ore Body Mine: Located in Eureka County, Nevada, the property is currently being mined and the Company is receiving a continuing 1% GSRR.

-

North Pipeline: Located in Lander County, Nevada. Should the property become producing, the Company will receive a production royalty of US$0.50 per yard of ore processed or 4% of net profit, whichever is greater.

During the year ended December 31, 2018 $2,131,947 (2017 - $2,857,927, 2016 - $2,227,322) in royalty income was included in operations offset by a 5% direct gold tax and depletion which is applied only against the Carlin Trend Royalty Claim Block components of royalty income.

Impairment of Non-Current Assets

The Company’s policy for accounting for impairment of non-current assets is to use the higher of the estimates of fair value less cost of disposal of these assets or value in use. The Company uses valuation techniques that require significant judgments and assumptions, including those with respect to future production levels, future metal prices and discount rates.

Non-current assets are tested for impairment when events or changes in circumstances suggest that the carrying amount may not be recoverable. The Company continuously reviews the production of gold from the Carlin Trend Royalty Claim Block, expected long term gold prices to be realized, foreign exchange, and interest rates. As a result, periodically the Company revises its estimated annual gold production over the expected mine life and adjusts its long term gold price.

As a result of an update to the estimated future royalty ounces expected from the Leeville royalty, the Company re-evaluated the carrying value of the royalty. As a result of this review, the Company recorded an impairment charge of $7,256,340 (2017 - $Nil, 2016 - $Nil). The recoverable amount of $14,346,403 was determined using a discounted cash flow model in estimating the fair value less costs of disposal. Key assumptions used in the cash flow forecast were: an 11 year mine life, a long term gold price of US$1,302 and a 5% discount rate.